SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     February 17, 1997
                                                  ------------------------------



                           DCC COMPACT CLASSICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          COLORADO                    0-21114                   84-1046186
-------------------------------   ----------------       -----------------------
(State or other jurisdiction of   (Commission File         (IRS Employer
incorporation or organization)         Number)           Identification Number)


            9301 Jordan Ave, Suite 105, Chatsworth, California 91311
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (818) 993-8822
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)

ITEM 4    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS

Item 304

 (a) (1) As of February 17, 1997, the Registrant changed independent accountants from Winter, Scheifley & Associates, P.C. to Hurley & Company.

      (i) Winter, Scheifley & Associates, P.C. was dismissed by the Registrant as of February 17, 1997.

      (ii) The Financial Statements for either of the past two years, December 31, (1994 and 1995) did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

      (iii) The decision to change accountants was approved by the Board of Directors.

      (iv) There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure during the past two fiscal years, December 31, 1994 and 1995.

      (v)  (A) N/A  (B) N/A  (C) N/A  (D) N/A

 (a) (3)  The   Registrant  has  requested  from the former  accountant a letter addressed to the Commission stating their agreement with the statements made by the Registrant in response to this item.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

c. Exhibits

(I) Accountants letter from Winter, Scheifley & Associates, P.C.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DCC COMPACT CLASSICS, INC.
                                    (Registrant)



                                    BY: /s/Marshall Blonstein
                                       --------------------------
                                        Marshall Blonstein
                                        Chairman of the Board,
                                        Chief Executive Officer,
                                        President



DATED:  February 20, 1997